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U.S. GUARANTY
GUARANTY (as amended, modified, restated and/or supplemented from time to time, this “Guaranty”), dated as of August 13, 2012, made by and among each of the undersigned guarantors (each, a “Guarantor” and, together with any other entity that becomes a guarantor hereunder pursuant to Section 23 hereof, collectively, the “Guarantors”) in favor of Deutsche Bank AG New York Branch, as administrative agent (together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Section 1 hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, Ciena Corporation, a Delaware corporation (the “Company”), Ciena Communications, Inc. a Delaware corporation (together with the Company and each other Wholly-Owned Domestic Subsidiary of the Company that becomes a U.S. Borrower pursuant to the terms of the Credit Agreement, collectively, the “U.S. Borrowers”), Ciena Canada, Inc., a corporation incorporated under the laws of Canada (together with each other Wholly-Owned Canadian Subsidiary of the Company that becomes a Canadian Borrower pursuant to the terms of the Credit Agreement, collectively, the “Canadian Borrowers”; and the Canadian Borrowers, together with the U.S. Borrowers, collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Syndication Agent, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents and Deutsche Bank AG New York Branch, as Collateral Agent (together with any successor collateral agent, the “Collateral Agent”) and as Administrative Agent have entered into an ABL Credit Agreement, dated as of August 13, 2012 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrowers, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent, the Collateral Agent, each other Agent and the Lead Arrangers are herein called the “Lender Creditors”);
WHEREAS, the Company and/or one or more of its Subsidiaries have entered into, or may at any time and from time to time on or after the Effective Date enter into, one or more Secured Hedging Agreements with one or more Lender Counterparties (the “Secured Hedging Creditors”);
WHEREAS, the Company and/or one or more of its Subsidiaries and (x) any Lender (and/or one or more of its banking affiliates) or (y) any Person that was a Lender (or a banking affiliate of a Lender) when such Person entered into a Treasury Services Agreement (as defined

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below), in each case designated to the Administrative Agent in writing by the Company as a provider of Treasury Services (as defined below), including Bank of America, N.A. who is hereby so designated (collectively, the “Treasury Services Creditors” and, together with the Lender Creditors and the Secured Hedging Creditors, the “Secured Creditors”), have entered into, or in the future may enter into, arrangements to provide treasury, depositary or cash management services (including without limitation, overnight overdraft services) to the Company and such Subsidiaries, and automated clearinghouse transfers of funds (collectively, “Treasury Services,” and with any written agreement evidencing such arrangements, as amended, modified, supplemented, replaced or refinanced from time to time, herein called a “Treasury Services Agreement”), where such Treasury Services Agreements may be evidenced by standard account terms of the respective Treasury Services Creditor;
WHEREAS, each Guarantor (other than the Company) is a Wholly-Owned Domestic Subsidiary of the Company;
WHEREAS, it is a condition precedent to (i) the making of Loans to the Borrowers, and the issuance of (and participation in) Letters of Credit for the account of the Borrowers, in each case under the Credit Agreement, (ii) the Secured Hedging Creditors entering into Secured Hedging Agreements with the Company or its Subsidiaries and (iii) the extension of the Treasury Services by Treasury Services Creditors, that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and
WHEREAS, each Guarantor will benefit from the incurrence of Loans by the Borrowers and the issuance of (and participation in) Letters of Credit for the account of the Borrowers under the Credit Agreement and the entering into by the Company or its Subsidiaries of Secured Hedging Agreements with the Secured Hedging Creditors and the extension of Treasury Services to the Company and its Subsidiaries by the Treasury Services Creditors and, accordingly, desires to execute this Guaranty in order to (i) satisfy the condition described in the preceding paragraph and (ii) induce (x) the Lenders to make Loans to the Borrowers and issue (and/or participate in) Letters of Credit for the account of the Borrowers, (y) the Secured Hedging Creditors to enter into Secured Hedging Agreements with the Company or its Subsidiaries and (z) the Treasury Services Creditors to provide Treasury Services pursuant to Treasury Services Agreements;
NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Creditors and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Creditors as follows:
1. GUARANTY. (a)    Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety:
(i)    to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrowers under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings

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with respect to Letters of Credit and (y) all other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrowers to the Lender Creditors under the Credit Agreement and each other Credit Document to which any Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, in each case any interest, fees or expenses accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest, fees or expenses are an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with each such Credit Document (all such principal, premium, interest, reimbursement obligations, Unpaid Drawings, liabilities, indebtedness and obligations under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Secured Hedging Agreements and Treasury Services Agreements, being herein collectively called the “Credit Document Obligations”);
(ii)    to each Secured Hedging Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest, fees or expenses accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Secured Hedging Agreements, whether or not such interest, fees or expenses are an allowed claim in any such proceeding) owing by any Borrower and each other Guaranteed Party under each Secured Hedging Agreement to which any Borrower or other Guaranteed Party is a party, whether now in existence or hereafter arising (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the “Secured Hedging Obligations”); and
(iii) to each Treasury Services Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest, fees or expenses accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Treasury Services Agreement, whether or not such interest, fees or expenses are an allowed claim in any such proceeding) owing by any Borrower and each other Guaranteed Party to the Treasury Services Creditors with respect to Treasury Services, whether now in existence or hereafter arising in each case under any Treasury Services Agreement to which any such Borrower or Guaranteed Party becomes a party (all such obligations, liabilities and indebtedness described in this clause (iii) being herein collectively called the “Treasury Services Obligations” and, together with the Credit Document Obligations and the Secured Hedging Obligations, are herein collectively called the “Guaranteed Obligations”).
Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, any Borrower or any other Guaranteed Party, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty is a guaranty of prompt payment and performance

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and not of collection. For purposes of this Guaranty, the term “Guarantor” as applied to any Borrower or any other Guarantor shall refer to such Borrower or such other Guarantor as a guarantor of indebtedness incurred by another Guaranteed Party, and not indebtedness directly incurred by such Guarantor, in its capacity as Borrower or otherwise.
The following capitalized terms used herein shall have the definitions specified below:
“Guaranteed Party” shall mean (x) each Borrower and (y) each other Subsidiary of the Company that is party to a Secured Hedging Agreement or Treasury Service Agreement.
“Lender Counterparty” shall mean any counterparty to an Interest Rate Protection Agreement and/or Other Hedging Agreement that is (a) the Administrative Agent, a Lender or an affiliate of the Administrative Agent or a Lender or (b) the Administrative Agent, a Lender or an affiliate of the Administrative Agent or a Lender at the time such Person enters into such Interest Rate Protection Agreement and/or Other Hedging Agreement, together with the Administrative Agent’s, such Lender’s or such affiliate’s successors and assigns (even if the Administrative Agent or such Lender subsequently ceases to be the Administrative Agent or a Lender, as the case may be, under the Credit Agreement for any reason), so long as the Administrative Agent, such Lender, such affiliate or such successor or assign participates in such Interest Rate Protection Agreement and/or Other Hedging Agreement.
“Secured Debt Agreements” shall mean and include (i) the Credit Documents, (ii) the Secured Hedging Agreements entered into with a Secured Hedging Creditor, and (iii) the Treasury Services Agreements entered into with a Treasury Services Creditor.
“Secured Hedging Agreement” shall mean each Interest Rate Protection Agreement and/or Other Hedging Agreements entered into with a Lender Counterparty, provided that (i) such Interest Rate Protection Agreement and/or Other Hedging Agreement expressly states that it constitutes a “Secured Hedging Agreement” for purposes of the Credit Agreement and the other Credit Documents and (ii) the Company and the other parties thereto shall have delivered to the Collateral Agent a written notice specifying that such Interest Rate Protection Agreement and/or Other Hedging Agreement constitutes a “Secured Hedging Agreement” for purposes of the Credit Agreement and the other Credit Documents.
“Termination Date” shall mean the date upon which the Total Revolving Loan Commitment under the Credit Agreement has been terminated, no Note is outstanding (and all Loans and Unpaid Drawings have been paid in full), all Letters of Credit have been terminated (or have been cash collateralized or backstopped by another letter of credit, in either case on terms and pursuant to arrangements reasonably satisfactory to the Administrative Agent and the respective Issuing Lenders (which arrangements, in any event, shall require such cash collateral or backstop letter of credit to be in a stated amount equal to at least 105% of the aggregate Stated Amount of all Letters of Credit outstanding at such time)), all Guaranteed Obligations under Secured Hedging Agreements and Treasury Services Agreements and all other Guaranteed Obligations (other than indemnities under the Secured Debt Agreements which are not then due and payable) then due and payable have been paid in full (or arrangements with respect to the Secured Hedging Agreements

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and/or Treasury Services Agreements that are satisfactory to the applicable Secured Hedging Creditor or Treasury Services Creditor have been made or the provisions of such Secured Hedging Agreement or Treasury Services Agreement shall not require the related Guaranteed Obligations to be repaid or cash collateralized at such time) and all Secured Hedging Agreements and Treasury Services Agreements have been terminated (or arrangements with respect to the Secured Hedging Agreements and Treasury Services Agreements that are satisfactory to the applicable Secured Hedging Creditors or Treasury Services Creditors, as the case may be, have been made or the provisions of such Secured Hedging Agreement or Treasury Services Agreement shall not require the related Guaranteed Obligations to be repaid or cash collateralized at such time).
(b)    Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due and payable by any Borrower or any other Guaranteed Party upon the occurrence, in respect of any Borrower or any other Guaranteed Party, of any of the events specified in Section 11.05 of the Credit Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand.
2.    LIABILITY OF GUARANTORS ABSOLUTE. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Company or any other Guaranteed Party whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by any Borrower, or any other Guaranteed Party or any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower or any other Guaranteed Party, (e) the failure of a Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays any Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 5 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.
3.    OBLIGATIONS OF GUARANTORS INDEPENDENT. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party is joined in any such action or actions. Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement

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thereof. Any payment by any Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to any Borrower or any other Guaranteed Party shall operate to toll the statute of limitations as to each Guarantor.
4.    WAIVERS BY GUARANTORS. (a)    Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party) and each Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.
(b)    Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Secured Creditors to: (i) proceed against any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors’ power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than the occurrence of the Termination Date, including, without limitation, any defense based on or arising out of the disability of any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Guaranteed Party other than the occurrence of the Termination Date. The Secured Creditors may, at their election, upon the occurrence and during the continuance of an Event of Default, foreclose on any collateral serving as security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against any Borrower, any other Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Termination Date has occurred. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election may operate to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against any Borrower, any other Guaranteed Party, any other guarantor of the Guaranteed Obligations or any other party or any security.
(c)    Each Guarantor has knowledge and assumes all responsibility for being and

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keeping itself informed of each Borrower’s, each other Guaranteed Party’s and each other Guarantor’s financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from each Borrower, each other Guaranteed Party and each other Guarantor on an ongoing basis information relating thereto and each Borrower’s, each other Guaranteed Party’s and each other Guarantor’s ability to pay and perform its respective Guaranteed Obligations, and agrees to assume the responsibility to keep so informed for so long as such Guarantor is a party to this Guaranty. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of any Borrower, any other Guaranteed Party or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of any Borrower, any other Guaranteed Party or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a Guarantor hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.
(d)    Each Guarantor hereby acknowledges and agrees that no Secured Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of such Guarantor or in payment of any or all of the liabilities of any Guaranteed Party under the Secured Debt Agreements or the obligation of such Guarantor hereunder or (b) to pursue any other remedy that such Guarantor may or may not be able to pursue itself any right to which such Guarantor hereby waives.
(e)    Each Guarantor warrants and agrees that each of the waivers set forth in Section 3 hereof and in this Section 4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.
5.    RIGHTS OF SECURED CREDITORS. Any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:
(a)    change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;
(b)    take and hold security for the payment of the Guaranteed Obligations and

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sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;
(c)    exercise or refrain from exercising any rights against any Borrower, any other Guaranteed Party, any other Credit Party, any Subsidiary thereof, any other guarantor of any Borrower or others or otherwise act or refrain from acting;
(d)    release or substitute any one or more endorsers, Guarantors, other guarantors, any Borrower, any other Guaranteed Party or other obligors;
(e)    settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower or any other Guaranteed Party to creditors of any Borrower or such other Guaranteed Party other than the Secured Creditors;
(f)    apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower or any other Guaranteed Party to the Secured Creditors regardless of what liabilities of such Borrower or such other Guaranteed Party remain unpaid;
(g)    consent to or waive any breach of, or any act, omission or default under, any of the Secured Debt Agreements or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Secured Debt Agreements or any of such other instruments or agreements;
(h)    act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against any Borrower or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Guaranty; and/or
(i)    take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of such Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Guarantor).
No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Secured Debt Agreements or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except the occurrence of the Termination Date.

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6.    CONTINUING GUARANTY. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of any Borrower or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
7.    SUBORDINATION OF INDEBTEDNESS HELD BY GUARANTORS. Any indebtedness of any Borrower or any other Guaranteed Party now or hereafter held by any Guarantor is hereby subordinated to the Guaranteed Obligations of such Borrower or such other Guaranteed Party to the Secured Creditors; and the indebtedness of such Borrower or such other Guaranteed Party to any Guarantor, if the Administrative Agent or the Collateral Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the Guaranteed Obligations of such Borrower or such other Guaranteed Party to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until the Termination Date; provided, that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held in trust for the benefit of the Secured Creditors and shall promptly be paid to the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents or, if the Credit Documents do not provide for the application of such amount, to be held by the Secured Creditors as collateral security for any Guaranteed Obligations thereafter existing.
8.    GUARANTY ENFORCEABLE BY ADMINISTRATIVE AGENT OR COLLATERAL AGENT. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced

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against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). It is understood and agreed that the agreement in this Section 8 is among and solely for the benefit of the Secured Creditors and that, if the Required Lenders so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Secured Creditor.
9.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTORS. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement, and in order to induce the Secured Hedging Creditors to execute, deliver and perform the Secured Hedging Agreements to which they are a party and in order to induce the Treasury Services Creditors to execute, deliver and perform the Treasury Services Agreements to which they are a party, each Guarantor represents, warrants and covenants that:
(a)    such Guarantor (i) is a duly organized and validly existing Business in good standing under the laws of the jurisdiction of its organization, (ii) has the Business power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification, except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;
(b)    such Guarantor has the Business power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary Business action to authorize the execution, delivery and performance by it of each of the Credit Documents to which it is a party;
(c)    such Guarantor has duly executed and delivered each of the Credit Documents to which it is a party, and each such Credit Documents to which it is a party constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(d)    neither the execution, delivery or performance by such Guarantor of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or Governmental Authority, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Guarantor pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement, or loan agreement, or any other material agreement, contract or instrument, in each case, to which any Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it

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may be subject or (iii) violate any provision of the certificate or articles of incorporation, by-laws, partnership agreement or limited liability company agreement (or equivalent organizational documents), as applicable, of such Guarantor or any of its respective Subsidiaries;
(e)    no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made prior to the Effective Date and which remain in full force and effect on the Effective Date), or exemption by, any Governmental Authority is required to be obtained, or made by, or on behalf of the Guarantor to authorize, or is required to be obtained, or made by, or on behalf of the Guarantor in connection with, (i) the execution, delivery and performance of the Credit Documents to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which such Guarantor is a party;
(f)     there are no actions, suits or proceedings pending or, to the knowledge of any Responsible Officer of such Guarantor, threatened (i) that purports to affect the legality, validity or enforceability of any Credit Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have, a Material Adverse Effect; and
(g)    until the Termination Date, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 9 and 10 of the Credit Agreement which are expressly applicable to such Guarantor and/or such Guarantor’s Subsidiaries, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Sections 9 and 10 of the Credit Agreement which are expressly applicable to such Guarantor and/or such Guarantor’s Subsidiaries, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.
10.    EXPENSES. The Guarantors hereby jointly and severally agree to pay all reasonable and documented out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent and each other Lender Creditor following the occurrence and during the continuance of an Event of Default in connection with the enforcement of this Guaranty and the protection of the Secured Creditors’ rights hereunder and any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of consultants and counsel employed by the Collateral Agent, the Administrative Agent and each other Lender Creditor (but limited, in the case of attorneys’ fees and disbursements, to one counsel to the Collateral Agent and Administrative Agent, one additional counsel for all Lender Creditors, taken as a whole, one local counsel for the Collateral Agent and Administrative Agent and the Lender Creditors, taken as a whole, in each relevant jurisdiction, and, solely in the case of an actual or perceived conflict of interests, one additional counsel in each relevant jurisdiction to each group of affected Lender Creditors similarly situated, taken as a whole)).
11.    BENEFIT AND BINDING EFFECT. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors

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and their successors and assigns.
12.    AMENDMENTS; WAIVERS. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and with the written consent of the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the Termination Date.
13.    SET OFF. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Secured Creditor, with the consent of the Administrative Agent, is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of this Section 13 are subject to the sharing provisions set forth in Section 13.06 of the Credit Agreement.
14.    NOTICE. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telecopy or courier service and all such notices and communications shall, when mailed, telecopied or sent by courier, be effective when deposited in the mail, delivered to the overnight courier or sent by telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature page below, and (iii) in the case of any Secured Hedging Creditor or any Treasury Services Creditor, at such address as such Secured Hedging Creditor or such Treasury Services Creditor shall have specified in writing to the Company; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.
15.    REINSTATEMENT. Notwithstanding anything to the contrary contained herein, if any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant

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(including, without limitation, any Borrower or any other Guaranteed Party), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any other Credit Document, any Secured Hedging Agreement, any Treasury Services Agreement or any other instrument evidencing any liability of any Borrower or any other Guaranteed Party, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.
16.    CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF TRIAL BY JURY. (a)    THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED WITHIN THE COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GUARANTOR, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH GUARANTOR. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF ANY OF THE SECURED CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION.
(b)    EACH GUARANTOR HEREBY IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT MAY

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NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE THAT ARE LOCATED IN THE COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(c)    EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
17.    RELEASE OF LIABILITY OF GUARANTOR. In the event that a Guarantor becomes an Immaterial Subsidiary or all of the Equity Interests of one or more Guarantors (other than a Borrower) is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 10.02 of the Credit Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation will be applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Immaterial Subsidiary, at the election of the Company in accordance with Section 9.12 (e) of the Credit Agreement, or such Guarantor, as applicable, shall, or upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Company or another Subsidiary thereof), as applicable, shall be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 17). Subject to Section 15, on the Termination Date this Guaranty shall terminate (provided that all indemnities set forth herein shall survive such termination) and each Guarantor shall be released from its obligations under this Guaranty.
18.    CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect

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of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to enforce such right until the Termination Date, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 18 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 18: (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty or any guaranteed obligations arising under any guaranty of any Permitted Additional Indebtedness) on such date. Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Guaranty pursuant to Section 17 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 18, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 18, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until the Termination Date. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.
19.    LIMITATION ON GUARANTEED OBLIGATIONS. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are

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relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.
20.    COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.
21.    PAYMENTS. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the applicable Borrowers under Sections 5.03 and 5.04 of the Credit Agreement.
22.    JUDGMENT CURRENCY. (a)    The Guarantors’ obligations hereunder to make payments in the Obligation Currency shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or the other Secured Creditors of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or the other Secured Creditors under this Guaranty. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from the Judgment Currency an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the Judgment Currency Conversion Date.
(b)    If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.
(c)    For purposes of determining any rate of exchange for this Section 22, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.
23.    ADDITIONAL GUARANTORS. It is understood and agreed that any Wholly-Owned Domestic Subsidiary of the Company that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof, or a Joinder Agreement and delivering same to the Administrative Agent and (y) taking all actions as specified in this Guaranty

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as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to the Administrative Agent and actions required to be taken above to be taken to the reasonable satisfaction of the Administrative Agent.
24.    HEADINGS DESCRIPTIVE. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.
* * *

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

GUARANTORS:

7035 Ridge Road
Hanover, Maryland 21076
Attention: Treasurer’s Office
Facsimile: (410) 865-8901

with a copy to:

7035 Ridge Road
Hanover, Maryland 21076
Attention: General Counsel’s Office
Facsimile: (410) 865-8001
CIENA CORPORATION By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

c/o Ciena Corporation
7035 Ridge Road
Hanover, Maryland 21076
Attention: Treasurer’s Office
Facsimile: (410) 865-8901

with a copy to:

7035 Ridge Road
Hanover, Maryland 21076
Attention: General Counsel’s Office
Facsimile: (410) 865-8001
CIENA COMMUNICATIONS, INC. By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

Accepted and Agreed to:

DEUSTCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By: /s/ Courtney E. Meehan
Name: Courtney E. Meehan
Title: Vice President

By: /s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director